EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-33497, 33-40038, 33-60214 and 33-60644 on Form S-8 of Criticare Systems, Inc.
of our reports dated August 20, 1998, appearing in this Annual Report on Form 10-K of Criticare Systems, Inc. for the year ended June 30, 2000.



/s/  Deloitte  &  Touche  LLP
Milwaukee,  Wisconsin
September  25,  2000